                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
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                                                   FORM 8-K/A
                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest event reported): October 10, 2005

                                          The Phoenix Companies, Inc.
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                               (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
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                                                   NOT APPLICABLE

             -----------------------------------------------------------------------------------------
                           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                Explanatory Note

This Form 8-K/A amends and restates in its entirety a current report on Form 8-K originally filed on October
13, 2005, to exclude certain information inadvertently included in Exhibit 99.1 to such report. The current report on Form 8-K filed on October 13, 2005 has been deleted from the EDGAR system.

Item 1.01 Entry into a Material Definitive Agreement

On October 10, 2005, Phoenix Investment Partners, Ltd. ("PXP"), a wholly-owned subsidiary of The Phoenix
Companies, Inc., entered into an Agreement Regarding Purchase and Sale of Class C Units, effective as of
September 30, 2005 (the "Purchase Agreement") with certain members of Kayne Anderson Rudnick Investment
Management, LLC ("KAR"), all of whom are identified on the signature page of the Purchase Agreement, a copy of which is contained in Exhibit 99.1. Pursuant to the Purchase Agreement, PXP purchased all of the Class C Units in KAR owned by those members. PXP simultaneously purchased the balance of the minority interests in KAR pursuant to separate letter agreements with the other Class C Unit holders. The Agreement and the letter agreements contain standard provisions governing use of confidential information.

The aggregate purchase price to be paid pursuant to the Purchase Agreement by PXP for the Class C Units is
approximately $70 million, which is being paid in two installments: approximately $10 million on January 3,
2006; and approximately $60 million on January 2, 2007. In addition, pursuant to the letter agreements, PXP paid approximately $10 million for the balance of the Class C Units outstanding.

As a result of these transactions, the parties' purchase and sale rights with respect to the Class C Units under all prior agreements have been terminated.

Item 8.01 Other Events

On October 10, 2005, The Phoenix Companies, Inc. ("Phoenix") announced in a news release that it had acquired from current and former employees of Kayne Anderson Rudnick Investment Management, LLC ("KAR") the
non-controlling minority interest in KAR that it did not already own, or approximately 35% of the total outstanding equity interests in KAR, and that KAR's principals and its entire portfolio management team will remain with KAR. A copy of the news release is furnished as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits

         (a) Not applicable.
         (b) Not applicable.
         (c) Not applicable.
         (d) Exhibits

         The following exhibits are furnished herewith:

         Exhibit 99.1  Agreement Regarding Purchase and Sale of Class C Units

         Exhibit 99.2  News Release of The Phoenix Companies, Inc. dated October 10, 2005, regarding the matter described in Item 8.01.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  January 12, 2005                              By:    /s/ Carole A. Masters
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                                                            Name:  Carole A. Masters
                                                            Title: Vice President